                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT is dated as of the 28th day of July, 2000 by and among BioSphere Medical, Inc., a Delaware corporation with its principal office at 1050 Hingham Street, Rockland, MA 02370 (the "Company"), and the several purchasers named in the attached Exhibit A (individually, a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, the Company desires to issue and sell to the Purchasers pursuant to this Agreement shares (the "Shares") of the authorized but unissued shares of common stock, $.01 par value per share, of the Company (the "Common Stock"); and

         WHEREAS, the Purchasers, severally, wish to purchase the Shares on the terms and subject to the conditions set forth in this Agreement.

         NOW   THEREFORE,   in   consideration   of   the   mutual   agreements,
representations, warranties and covenants herein contained, the parties hereto agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

       (a) "Affiliate" of a party means any corporation or other business entity controlled by, controlling or under common control with such party. For this purpose "control" shall mean direct or indirect beneficial ownership of fifty percent (50%) or more of the voting or income interest in such corporation or other business entity.

       (b) "Closing Date" means the date of the Initial Closing (as defined in Section 2.1) or, with respect to Additional Purchasers (as defined in Section 2.3), the date of the Additional Closing (as defined in
            Section 2.3).

       (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

       (d) "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of the date hereof, among the Company and the Purchasers.

       (e) "Majority Purchasers" shall mean Purchasers which, at any given time, hold greater than fifty percent (50%) of the Shares.

       (f) "SEC"  shall  mean  the   Securities   and   Exchange Commission.

       (g) "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

2.   PURCHASE AND SALE OF SHARES.

     2.1 PURCHASE AND SALE. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser, severally, hereby agrees to purchase from the Company, at the Initial Closing (defined below), the number of shares of Common Stock set forth opposite the name of such Purchaser under the heading "Number of Shares to be Purchased" on Exhibit A hereto, at a purchase price of $11.00 per share. The total purchase price payable by each Purchaser for the number of shares of Common Stock that such Purchaser is hereby agreeing to purchase is set forth opposite the name of such Purchaser under the heading "Purchase Price" on Exhibit A hereto. The aggregate purchase price payable by the Purchasers to the Company for all of the Shares purchased by the Purchasers at the Initial Closing shall be $12,703,900.

     2.2 INITIAL CLOSING. The initial closing of the transactions contemplated under this Agreement (the "Initial Closing") shall take place at the offices of the Company's counsel simultaneously with the execution of this Agreement by the Company and the Purchasers. At the Initial Closing, the Company shall deliver to each Purchaser a single stock certificate, registered in the name of such Purchaser (or in such nominee or custodial name as shall be specified by such Purchaser), representing the number of shares of Common Stock purchased by such Purchaser, against payment of the purchase price therefor by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing.

     2.3 ADDITIONAL CLOSING. After the Initial Closing the Company may, in its sole discretion and without obtaining the consent of any Purchaser, hold an additional closing (the "Additional Closing", and together with the Initial Closing, the "Closing") at which the Company may issue and sell to new investors (the "Additional Purchasers") up to 208,736 additional shares of Common Stock at a purchase price of $11.00 per share. The Additional Closing will take place at the offices of the Company's counsel. At the Additional Closing, the Additional Purchasers shall become parties to this Agreement by executing a signature page hereto and, upon such execution, shall be deemed "Purchasers" hereunder and shall be deemed to be added to EXHIBIT A hereto, and the shares of Common Stock so purchased shall be deemed to be "Shares" hereunder. At the Additional Closing, the Company shall deliver to each Additional Purchaser a single stock certificate, registered in the name of such Additional Purchaser (or in such nominee or custodial name as shall be specified by such Additional Purchaser), representing the number of shares of Common Stock purchased by such Additional Purchaser, against payment of the purchase price thereof by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.       The Company
     hereby represents, warrants and covenants to each of the Purchasers as follows.

     3.1 INCORPORATION. The Company and each of the Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Company and the Subsidiaries taken as a whole. The Company and each of the Subsidiaries has all requisite corporate power and authority to carry on its business as now conducted. Other than Biosphere Medical S.A. and Biosphere Medical Japan, Inc. (the "Subsidiaries"), the Company has no subsidiaries.

     3.2 CAPITALIZATION. The authorized capital stock of the Company, as of July 1, 2000, consists of 25,000,000 shares of Common Stock, of which 9,256,422 shares are issued and outstanding and 1,000,000 shares of blank check Preferred Stock, $.01 par value, none of which have been designated. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights and free from any liens or any other encumbrances created by the Company with respect to the issuance and delivery thereof.

     3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company, each of this Agreement and the Registration Rights Agreement shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. The Company has all requisite corporate power to enter into this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

     3.4 VALID ISSUANCE OF THE SHARES. The Shares being purchased by the Purchasers hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and nonassessable and free of all preemptive rights.

     3.5 REPORTS AND FINANCIAL STATEMENTS. The Company has previously made available to the Purchasers complete and accurate copies, as amended or supplemented, of all reports filed by the Company under Section 13 of the Exchange Act with the SEC since January 1, 1995 (such reports are collectively referred to herein as the "Company SEC Reports"). The Company has timely filed all reports required to be filed under the Securities Act and the Exchange Act since June 30, 1999. As of their respective dates, the Company SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein as necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The audited consolidated financial statements and unaudited interim consolidated financial statements of the Company included in the Company SEC Reports (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly represent the consolidated financial condition, results of operations and cash flows of the Company and the Subsidiaries as of the respective dates and for the periods referred to therein and (iv) are consistent with the books and records of the Company and the Subsidiaries.

     3.6 CONSENTS. All consents, approvals, orders and authorizations required on the part of the Company in connection with the execution, delivery or performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein have been obtained and will be effective as of the Closing Date, other than such filings required to be made after the Closing under applicable federal and state securities laws and the registration statement contemplated by the Registration Rights Agreement.

     3.7 No Conflict. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a benefit under (i) any provision of the Certificate of Incorporation or By-laws of the Company or any of the Subsidiaries or
          (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or any of its Subsidiaries or their respective properties or assets other than, in the case of (ii) above, any violation, default, right of termination, cancellation, acceleration or loss or benefits the occurrence of which would not reasonably be likely to have a material adverse effect on the assets, business, financial conditions or results of operations of the Company and the Subsidiaries taken as a whole.

     3.8 BROKERS OR FINDERS. Except for certain fees and expenses payable by the Company to Solomon Smith Barney Inc. and PaineWebber Incorporated (the "Placement Agents"), the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.9  NASDAQ  NATIONAL  MARKET.  The  Common  Stock is listed on the  Nasdaq
          National Market System, and there are no proceedings to revoke or suspend such listing.

     3.10 ABSENCE OF LITIGATION. As of the date hereof, there is no action, suit or proceeding or, to the Company's knowledge, any investigation, pending, or to the Company's knowledge, threatened by or before any governmental body against the Company or any of the Subsidiaries and in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, would reasonably be expected to have a material adverse effect on the Company and the Subsidiaries taken as a whole. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Agreement or the Registration Rights Agreement or the right of the Company to execute, deliver and perform under same.

     3.11 DISCLOSURE. The information contained in the Private Placement Memorandum (including the documents incorporated by reference therein) of the Company relating to the offer and sale of the Shares dated as of June 6, 2000, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     3.12 ABSENCE OF MATERIAL CHANGES. Except as disclosed in the Company SEC Reports, since January 1, 2000, there has been no event which could reasonably be expected to have a material adverse effect on the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business.

     3.13 INTELLECTUAL PROPERTY. Except as disclosed in the Company SEC Reports, the Company and each of the Subsidiaries owns or has the right to use all patent rights, trademarks, trade names, service marks, logos, copyrights, formulas, methods and processes currently used in connection with the conduct of their respective businesses.

     3.14 COMPLIANCE WITH LAW. Neither the Company nor any of the Subsidiaries is in material violation of any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation would not individually or in the aggregate have a material adverse effect on the Company and the Subsidiaries taken as a whole.

     3.15 INVESTMENT COMPANY. Neither the Company nor any of the Subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

     3.16 NO REGISTRATION. Assuming the accuracy of the representations and warranties made by the Purchasers in Section 4 hereof, no registration of the Shares under the Securities Act is required in connection with the offer and sale of the Shares to the Purchasers as contemplated by this Agreement.

     3.17 S-3 STATUS. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Shares by the Purchasers and will use its reasonable best efforts to maintain S-3 status with the SEC during the period required by Section 3(a) of the Registration Rights Agreement.

     3.18 REPORTING STATUS. So long as any of the Purchasers beneficially own any portion of the Shares, the Company will use its reasonable best efforts to maintain the inclusion of the Common Stock on Nasdaq or the listing of the Common Stock on a national securities exchange; provided, however, that this will not restrict the Company from engaging in any transaction which results in all of the capital stock of the Company being acquired in a business combination or other acquisition transaction.

     3.19 FORM D. The Company agrees to file one or more Forms D with respect to the Shares on a timely basis as required under Regulation D to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Purchasers promptly after such filing.

     3.20 INTEGRATION. The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) that is or could be integrated with the sale of the Shares in a manner that would require the registration of the Shares under the Securities Act.

     3.21 USE OF PROCEEDS. The net proceeds received by the Company will be used to fund working capital needs and operating expenses.


4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser severally for itself, and not jointly with the other Purchasers, represents and warrants to the Company as follows:


     4.1 AUTHORIZATION. All action on the part of such Purchaser and, if applicable, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated herein and therein has been taken. Each of this Agreement and the Registration Rights Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Such Purchaser has all requisite power to enter into each of this Agreement and the Registration Rights Agreement and to carry out and perform its obligations under the terms of this Agreement and the Registration Rights Agreement.

     4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT, ETC. Such Purchaser is acquiring the Shares for its own account, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act. Except as contemplated by this Agreement and the
          Registration Rights Agreement, such Purchaser has no present agreement, undertaking, arrangement, obligation or commitment providing for the disposition of the Shares. Any Purchaser that is a corporation or other entity represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Shares. Such Purchaser agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any Shares unless registered under the Securities Act and applicable state securities laws, or, at the option of the Company, such Purchaser furnishes to the Company either (a) a representation letter setting forth a factual basis for concluding that such proposed transfer involves a transaction for which such registration is not required or (b) an opinion of counsel reasonably satisfactory to the Company that such registration is not required; provided that no such opinion shall be required for any transfer of Shares that is exempt from such registration under Rule 144(k) under the Securities Act. The Company may affix a legend to any certificates representing the Shares to the foregoing effect.

     4.3 INVESTOR STATUS; ETC. Such Purchaser certifies and represents to the Company that at the time such Purchaser acquires any of the Shares, such Purchaser will be an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Purchaser's financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. Such Purchaser has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

     4.4 SHARES NOT REGISTERED. Such Purchaser understands that the Shares have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Shares must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

     4.5 NO CONFLICT. The execution and delivery of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by such Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of such Purchaser or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to such Purchaser or its respective properties or assets.

     4.6  BROKERs. Such Purchaser has not retained, utilized or been represented
          by  any  broker  or  finder  in  connection   with  the   transactions
          contemplated by this Agreement.

     4.7 CONSENTS. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the Closing Date.

5.   CONDITIONS PRECEDENT.

     5.1 CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CONSUMMATE THE INITIAL CLOSING AND, IF APPLICABLE, ANY ADDITIONAL CLOSING. The obligation of each Purchaser to consummate the Initial Closing and, if applicable, any Additional Closing, and to purchase and pay for the Shares being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein of the Company shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by each Purchaser that, in the case of any representation and warranty of the Company contained herein (i) which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.1 (a) or (ii) which is made as of a specific date, such representation and warranty need be true and correct only as of such specific date in order to satisfy as to such representation and warranty the condition precedent set forth in the foregoing provisions of this Section 5.1(a)).

          (b) The Registration Rights Agreement shall have been executed and delivered by the Company.

          (c) The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

          (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Initial Closing and, if applicable, any Additional Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

          (e) The purchase of and payment for the Shares by the Purchasers shall not be prohibited by any law or governmental order or regulation.

          (f)  The Purchasers shall have received the following documents:

               (i) a certificate of an officer of the Company certifying that each of the conditions specified in clauses (a) and (c) above has been satisfied;

               (ii) a certificate of the Secretary of the Company  certifying as to the certificate of incorporation and bylaws of the Company, and setting forth the resolutions of the Board of Directors of the Company authorizing the execution of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby, and certifying that such resolutions were duly adopted and have not been rescinded or amended as of the Closing Date; and

               (iii)an opinion of Company  counsel  reasonably  satisfactory  to the Purchasers and their counsel.

          (g) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Initial Closing and, if applicable, any Additional Closing, shall be satisfactory in form and substance to such Purchaser and the Placement Agents, and such Purchaser and the Placement Agents shall have received copies (executed or certified, as may be appropriate) of all documents which such Purchaser or the Placement Agents may have reasonably requested in connection with such transactions.

     5.2 CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CONSUMMATE THE INITIAL CLOSING AND, IF APPLICABLE, ANY ADDITIONAL CLOSING. The obligation of the Company to consummate the Initial Closing and, if applicable, any Additional Closing, and to issue and sell to each of the Purchasers the Shares to be purchased by it at the Initial Closing and, if applicable, any Additional Closing, is subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein of such Purchaser shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of each Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects in order to satisfy as to such representation or warranty the condition precedent set forth in the foregoing provisions of this Section 5.2(a)).

          (b) The Registration Rights Agreement shall have been executed and delivered by each Purchaser.

          (c) The Purchasers shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Purchasers on or prior to the Closing Date.

          (d) No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Initial Closing and, if applicable, any Additional Closing, shall have been instituted before any court, arbitrator or governmental body, agency or official and shall be pending.

          (e) The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.

          (f) Each of the other Purchasers shall have purchased, in accordance with this Agreement, the number of shares of Common Stock set forth opposite its name under the heading "Number of Shares to be Purchased."

          (g)  The Purchasers shall have each delivered to the Company:

               (i) an executed Investor Questionnaire in the form attached hereto as Annex A, in the case of individual investors, or Annex B, in the case of non-individual investors; and

               (ii) an executed  Selling  Stockholder  Questionnaire in the form attached hereto as Annex C.

          (h) All instruments and corporate proceedings in connection with the transactions contemplated by this Agreement to be consummated at the Initial Closing and, if applicable, any Additional Closing, shall be satisfactory in form and substance to the Company, and the Company shall have received counterpart originals, or certified or other copies of all documents, including without limitation records of corporate or other proceedings, which it may have reasonably requested in connection therewith.

6.   TRANSFER, LEGENDS.

     6.1 SECURITIES LAW TRANSFER RESTRICTIONS. No Purchaser shall sell, assign, pledge, transfer or otherwise dispose or encumber any of the Shares being purchased by it hereunder, except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by such Purchaser, at the option of the Company, of either (A) a representation letter setting forth a factual basis for concluding that such proposed transfer involves a transaction for which such registration is not required, or (B) an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws; provided that no such opinion shall be required for any transfer of Shares that is exempt from such registration under Rule 144(k) under the Securities Act. Any transfer or purported transfer of the Shares in violation of this Section 6.1 shall be voidable by the Company. The Company shall not register any transfer of the Shares in violation of this Section 6.1. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this
          Section 6.1.

     6.2  LEGENDS.  Each  certificate  requesting  any of the  Shares  shall  be endorsed with the legends set forth below, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT."

7.   INDEMNIFICATION.

     7.1 INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages, expenses (including reasonable legal fees) or liabilities, joint or several, to which they may become subject, to the extent such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of any breach by the Company of any representation, warranty or covenant made by the Company in this Agreement.

     7.2 INDEMNIFICATION BY THE PURCHASERS. Each Purchaser will (severally and not jointly with any other Purchaser) indemnify and hold harmless the Company against any losses, claims, damages, expenses (including reasonable legal fees) or liabilities to which the Company may become subject, to the extent such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of any breach by such Purchaser of any representation, warranty or covenant made by such Purchaser in this Agreement or in the Investor Questionnaire delivered to the Company in connection with this Agreement.

8.   MISCELLANEOUS PROVISIONS.

     8.1 PUBLIC STATEMENTS OR RELEASES. None of the Company or any of the Purchasers shall make, issue, or release any announcement, whether to the public generally, or to any of its suppliers or customers, with respect to this Agreement or the transactions provided for herein, or make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without the prior consent of the other parties, which shall not be unreasonably withheld or delayed, provided that nothing in this
          Section 8.1 shall prevent any of the parties hereto from making such public announcements as it may consider necessary in order to satisfy its legal obligations, but to the extent not inconsistent with such obligations, it shall provide counsel to the other parties with an opportunity to review and comment on any proposed public announcement before it is made.

     8.2 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

     8.3 RIGHTS CUMULATIVE. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

     8.4 PRONOUNS. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

     8.5  NOTICES.

          (a)  Any  notices,   reports  or  other  correspondence   (hereinafter
               collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, courier or fax or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

          (b)  All correspondence to the Company shall be addressed as follows:

                           President and Chief Executive Officer
                           BioSphere Medical, Inc.
                           1050 Hingham Street
                           Rockland, MA 02370

          (c) All correspondence to any Purchaser shall be sent to such Purchaser at the address set forth in Exhibit A with a copy to:

                           Morrison & Foerster
                           1290 Avenue of the Americas
                           New York, NY 10104
                           Attention: Jeff Marcus, Esq.

          (d) Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

     8.6 CAPTIONS. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

     8.7 SEVERABILITY. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

     8.8  GOVERNING LAW; INJUNCTIVE RELIEF.

          (a) This Agreement shall be governed by and construed in accordance with the internal and substantive laws of Massachusetts and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

          (b) Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an "Irreparable Breach"). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek, in any state or federal court in Massachusetts, equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief; provided, however, that if the party bringing such action is unsuccessful in obtaining the relief sought, the moving party shall pay the non-moving party's reasonable costs, including attorney's fees, incurred in connection with defending such action. Such remedies shall not be the parties' exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

     8.9 WAIVER. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

     8.10 EXPENSES. The Company will pay up to $25,000 of the reasonable and documented fees and disbursements of Morrison & Foerster, special counsel to the Purchasers, for its services in connection with this Agreement.

     8.11 ASSIGNMENT. The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. Neither party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other party. In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other party.

     8.12 SURVIVAL. The respective representations and warranties given by the parties hereto, and the other covenants and agreements contained herein, shall survive the Closing Date and the consummation of the transactions contemplated herein for a period of two years, without regard to any investigation made by any party.

     8.13 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Majority Purchasers.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

                                               BIOSPHERE MEDICAL, INC.

                                               By:      /s/John M. Carnuccio
                                                        ------------------------
                                               Name:    John M. Carnuccio
                                               Title:   President and Chief
                                                        Executive Officer

                            PURCHASER SIGNATURE PAGE

         The undersigned Purchaser hereby executes the Stock Purchase Agreement with BioSphere Medical, Inc. and hereby authorizes this signature page to be attached to a counterpart of such document executed by a duly authorized officer of BioSphere Medical, Inc.



Number of Shares
to be Purchased:
                -------------                --------------------------
                                             Name of Purchaser - PLEASE
                                             PRINT OR TYPE

U. S. Taxpayer ID No., if any:                [SIGN HERE]:

      -----------------------                By: /S/
                                                 -------------------------------
                                             Title:
                                                    ----------------------------
                                             Address:
                                                     ---------------------------


Please set out below your registration requirements:


Name in which Shares

are to be registered:       -------------------------



Address of registered holder (if different

from above):

                           -------------------------

                           -------------------------

Contact name and telephone
number regarding settlement
and registration:

Name
     -----------------------------------------------

Telephone Number
                ------------------------------------

                                                                       Exhibit A

                      Schedule of Investors - First Closing

                                           Number of Shares   Aggregate Purchase
Name and Address of Purchaser                  Purchased           Price Paid
-------------------------------------     -----------------    -----------------
Pequod Investments, L.P.
450 Park Avenue, 28th Floor
New York, NY 10022 TIN: 13-3746010                49,800              $547,800

Pequod International, LTD
450 Park Avenue, 28th Floor
New York, NY 10022 TIN: 13-3746010                20,100              $221,100

Richter Investment Corp.
450 Park Avenue
New York, NY 10022 TIN: 13-3514730                 5,000               $55,000

Domain Public Equity Partners L.P.
One Palmer Square, Suite 515
Princeton, NJ 08542 TIN: 22-3714573               80,000              $880,000

United Capital Management, Inc.
410 17th Street, # 1705
Denver, CO 80202 TIN: 84-1441847                 181,818            $1,999,998

Rudman Partners, L.P.
540 Madison Avenue
New York, NY 10022 TIN: 13-3367586                90,909              $999,999

Summer Hill Partners L.P.
6800 Cintas Blvd.
Mason, OH 45040 TIN: 31-1196101                   45,455              $500,005

Sepracor Inc.
111 Locke Drive
Marlborough, MA 01752
TIN:  222536587                                  454,545            $4,999,995

Pharma w/Health
c/o Merlin BioMed Group
230 Park Avenue, Suite 928
New York, NY 10169
TIN:  None                                       136,363            $1,499,993

Castle Creek Healthcare Partners LLC
c/o Castle Creek Partners LLC
77 West Wacker Drive, Suite 4040
Chicago, IL 60601
TIN:  52-2137654                                  72,728              $800,008

CCL Fund LLC
c/o Castle Creek Life Science
Partners LLC
77 West Wacker Drive, Suite 4040
Chicago, IL 60601
TIN:  36-4334064                                  18,182              $200,002

                                          -----------------    -----------------
TOTALS:                                        1,154,900           $12,703,900
                                          =================    =================

                   Schedule of Investors - Additional Closing

                                           Number of Shares   Aggregate Purchase
Name and Address of Purchaser                  Purchased           Price Paid
-------------------------------------     -----------------    -----------------

Teton Partners
c/o Noble Partners, L.P.
101 Federal Street
Boston, MA 02110 TIN: 04-3116395                  50,000              $550,000

Jane Macrae
c/o Roger Amonica
Morgan Stanley Dean Witter
Four Headquarters Plaza
North Tower, 10th Floor
P.O. Box 1903
Morristown, NJ 07962
TIN:  59-6802915                                  10,000              $110,000

                                          -----------------    -----------------
TOTALS:                                           60,000              $660,000
                                          =================    =================

                                                                         ANNEX A


                             INVESTOR QUESTIONNAIRE

                            FOR INDIVIDUAL INVESTORS

                       (ALL INFORMATION FURNISHED IN THIS

                  QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY)

         If the answer to any question below is "none" or "not applicable", please so indicate.

1.       PERSONAL

Name ___________________________________________________________________________

Residence Address ______________________________________________________________

Residence Telephone ____________________________________________________________

Date of Birth __________________________________________________________________

Social Security Number _________________________________________________________

Name to Appear on Certificates _________________________________________________

2.       BUSINESS

Occupation _____________________________________________________________________

Present Employer _______________________________________________________________

Position/Title _________________________________________________________________

Number of Years ________________________________________________________________

Business Address _______________________________________________________________

Business Telephone _____________________________________________________________

3.       RESIDENCE INFORMATION

          (a) Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past three years and the dates during which you resided in each state.

               -----------------------------------------------------------------

               -----------------------------------------------------------------

          (b) Do you maintain residence in any other state? If yes, in which state(s)?

               -----------------------------------------------------------------

               -----------------------------------------------------------------

4.       INCOME

          (a) Do you reasonably expect your income from all sources during this year (ending December 31) to exceed $200,000?

               Yes ___  No ___  If not, please specify amount ________

          (b) What percentage of your income as shown above is anticipated to be derived from sources other than salary?

               -----------------------------------------------------------------

          (c) Was your yearly income from all sources during each of the last two years, ending December 31, in excess of $200,000?

               Yes ____ No ____  If not, please specify amount :    1999: ______
                                                                    1998: ______

          (d) Do you reasonably expect your joint income with your spouse from all sources during this year (ending December 31) to exceed $300,000?

               Yes ___  No ___  If not, please specify amount

          (e) What percentage of this income is anticipated to be derived from sources other than salary? ________________

          (f) Was your joint income with your spouse from all sources during each of the last two years, ending December 31, in excess of $300,000?

               Yes ___ No ___  If not, please specify amount :      1999: ______
                                                                    1998: ______

5.       NET WORTH

          (a) Will your net worth as of the date you purchase the securities offered, individually or jointly with the net worth of your spouse, be in excess of $1,000,000?

               Yes ___ No ___ If not,  please  specify  amount  ________

          (b)  Aggregate dollar amount of your proposed investment.

               $_______________

6.       EDUCATION

Please describe your educational background and degrees obtained, if any.

         --------------------------------------------------------------

         --------------------------------------------------------------

7.       AFFILIATION

If you have any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.

         --------------------------------------------------------------

         --------------------------------------------------------------

         --------------------------------------------------------------

         --------------------------------------------------------------

8.       BUSINESS AND FINANCIAL EXPERIENCE

Please describe the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment.

         --------------------------------------------------------------

         --------------------------------------------------------------

         --------------------------------------------------------------

         --------------------------------------------------------------

9.       PRIOR INVESTMENTS

Please indicate the frequency of your prior investments (check one in each column):

                                        Publicly-Traded         Privately-Placed
                                             Securities             Securities
         Frequently                     _______________            _____________
         Occasionally                   _______________            _____________
         Never                          _______________            _____________

10.      FINANCIAL ADVISORS

In evaluating this investment, will you use the services of any of the following advisors? (If so, please identify, providing address and telephone number.)

         Accountant:           ______________________________________________

         Attorney:             ______________________________________________

         Other:                ______________________________________________


The above information is true and correct in all material respects. The undersigned recognizes that the Company is relying on the truth and accuracy of such information so that it may rely on certain exemptions from registration contained in the Securities Act of 1933, as amended, and the securities laws of certain states. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.


                          Print Name:         __________________________________
                          Signature:          /s/_______________________________
                          Dated:              __________________________________

                                                                         ANNEX B

                             INVESTOR QUESTIONNAIRE

                          FOR NON-INDIVIDUAL INVESTORS

                       (ALL INFORMATION FURNISHED IN THIS
                  QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY)

If the answer to any question below is "none" or "not applicable", please so indicate.

1.       IDENTIFICATION

Name ___________________________________________________________________________

Address of Principal Place of Business _________________________________________

Year and Jurisdiction of Formation
              or Incorporation _________________________________________________

Type of Entity
  (corporation, partnership, etc.) _____________________________________________

Was entity formed for the specific purpose of this investment?

                  Yes ____          No ____

If answer is yes, each equity owner (shareholder, partner, etc.) of the entity must complete an Investor Questionnaire for Individual Investors.


2.       PROPOSED INVESTMENT

Please indicate the amount of the entity's proposed investment in the Company. $________


3.       BUSINESS

Please indicate which, if any, of the following accurately describes the entity:


      (a) [ ] a bank as defined in section 3(a)(2) of the Securities Act of 1933 (the "Securities Act") or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, acting in either an individual or fiduciary capacity;

      (b) [ ] a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

      (c)  [ ] an  insurance   company  as  defined  in  section  2(13)  of  the
               Securities Act;

      (d) [ ] an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act;

      (e) [ ] a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

      (f) [ ] a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, which plan has total assets in excess of $5,000,000;

      (g) [ ] an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, which satisfies one of the following criteria: (i) the investment decision for such plan is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser; (ii) such plan has total assets in excess of $5,000,000; or (iii) such plan is a self-directed plan and its investment decisions are made solely by persons who are "accredited investors" within the meaning of Rule 501(a) under the Securities Act;

      (h) [ ] a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

      (i) [ ] an organization described in section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, which was not formed for the specific purpose of investing in the Company, and which has total assets in excess of $5,000,000;

      (j) [ ] a trust with total assets in excess of $5,000,000, which was not formed for the specific purpose of investing in the Company and whose investment in the Company is directed by a person with such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company; and

      (k) [ ] any entity in which all of the equity owners are "accredited investors" within the meaning of Rule 501(a) under the Securities Act.

If paragraph (k) is checked, each equity owner (shareholder, partner, etc.) of the entity must complete an Investor Questionnaire for Individual Investors.

4.       AFFILIATION

If the entity has any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.

--------------------------------------------------------------

--------------------------------------------------------------

5.       INVESTMENT EXPERIENCE

Please provide information detailing the business, financial and investment experience of the entity and/or the investment manager of such entity which gives such entity or investment manager the capacity to evaluate the merits and risks of the proposed investment.

--------------------------------------------------------------

--------------------------------------------------------------

--------------------------------------------------------------

6.       ORGANIZATIONAL DOCUMENTS

Please enclose with this Questionnaire a copy of the entity's Certificate of Incorporation, By-laws, Declaration of Trust or other governing instruments.

     The above information is true and correct in all material respects. The undersigned recognizes that the Company is relying on the truth and accuracy of such information so that it may rely on certain exemptions from registration contained in the Securities Act of 1933, as amended, and the securities laws of certain states. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY PROMPTLY OF ANY CHANGES IN THE FOREGOING INFORMATION WHICH MAY OCCUR PRIOR TO THE INVESTMENT.

Date:___________                    __________________________________________
                                    Name of Entity

                                    By:   /s/___________________________________
                                          Signature of Authorized Representative

                                    --------------------------------------------
                                       Printed Name of Authorized Representative

                                    --------------------------------------------
                                      Printed Title of Authorized Representative

                                                                         ANNEX C

                        SELLING STOCKHOLDER QUESTIONNAIRE

     The undersigned hereby furnishes to BioSphere Medical, Inc. ("BioSphere") the following information.

         Full legal name of record holder:             _________________________

         Address of record holder:                     _________________________

                                                       _________________________

         Taxpayer identification number
         of record holder:                             _________________________

         Identity of beneficial owner if
         different than record holder:                 _________________________

         Name of contact person:                       _________________________

         Telephone number of contact person:           _________________________

         Telecopy number of contact person:            _________________________

         Number of shares purchased:                   _________________________

         Are you the beneficial owner of any other
         securities                                    _________________________
         of BioSphere?
         (Indicate Yes or No.)                         If Yes, please describe
                                                       the nature and
                                                       amount of such ownership:
                                                       _________________________

                                                       _________________________

Have you held any position or office, or had any       _________________________
other material relationship within the past three      If Yes, please describe
years with BioSphere?                                  such relationship: ______
(Indicate Yes or No.)                                  _________________________

                                                       _________________________

Have you made or are you aware of any arrangements     _________________________
relating to the distribution of the shares to be       If Yes, please describe
registered?                                            such arrangement: ___
(Indicate Yes or No.)
                                                       _________________________


     The undersigned hereby acknowledges that BioSphere has advised the undersigned that during such time as the undersigned may be engaged in a distribution of BioSphere Common Stock the undersigned will be required to comply with the rules and regulations of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in connection therewith, the undersigned agrees not to engage in any stabilization activity in connection with BioSphere securities, to furnish to each broker-dealer through which shares of BioSphere Common Stock included in the Registration Statement may be offered copies of the Prospectus, and not to bid for or purchase any securities of BioSphere or attempt to induce any person to purchase any BioSphere securities except as permitted  under  the  Exchange  Act.  The  undersigned  also  agrees  to inform
BioSphere and broker-dealers through whom sales may be made under the Registration Statement when the distribution is completed.

     The undersigned has also reviewed the answers to the above questions and affirms that the same are true, complete and accurate in every respect, to the best of its knowledge. THE UNDERSIGNED AGREES TO NOTIFY BIOSPHERE IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.



Dated:___________   , 2000                     /S/_______________________
                                               Signature of Record Holder

                                               (Please sign your name in exactly
                                                the same manner as the
                                                certificate(s) for the shares
                                                being registered)